J.P. Morgan Series Trust
Supplement dated August 26, 1999, as applicable to the following Prospectuses:

J.P. Morgan Tax Aware Enhanced Income Fund, dated April 1, 1999
J.P. Morgan Institutional Tax Aware Enhanced Income Fund, dated April 1, 1999

The following replaces the second paragraph on page 2 in the section entitled "Portfolio Management":

         The portfolio management team is led by Richard W. Oswald, vice president, who has been on the team since the fund's inception and who joined J.P. Morgan in October of 1996 from CBS Inc., where he was treasurer of CBS and president of its finance unit; John Donohue, vice president, who has been on the team since the fund's inception and who joined J.P. Morgan in June of 1997 from Goldman Sachs & Co., where he served as an institutional money market portfolio manager; and Benjamin Thompson, vice president, who has been on the team since joining J.P. Morgan in June of 1999 from Goldman Sachs & Co., where he served as a senior fixed income portfolio manager.